Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of this 30th day of March, 2007 by and among Baywood International, Inc., a Nevada corporation (the “Company”), O. Lee Tawes, III (“Tawes”) and John Talty (“Talty”), individuals who were issued warrants to purchase Common Shares (as defined below) (the “Tawes/Talty Warrants”) in connection with the Company’s 10% Notes in an aggregate principal amount not less than $1,000,000 or more than $3,000,000 (the “10% Notes), JSH Partners (“JSH Partners”), an entity who was issued a warrant (the “JSH Partners Warrant”) to purchase Common Shares in connection with the Company’s 12% 2007 Bridge Note in an aggregate principal amount not to exceed $2,000,000 (the “12% 2007 Bridge Note”) and Northeast Securities, Inc., as Attorney-in-Fact for the investors set forth on Schedule A attached hereto, who have executed a Subscription Agreement with the Company (the “Subscription Agreement”) in connection with the offer and sale of Units consisting of (i) 5,000 shares of  Convertible Preferred Stock and (ii) a warrant to purchase 250,000 Common Shares (the “Investor Warrant”).

The parties hereby agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Shares” means shares of the Company’s common stock, par value $0.001, and any securities into which such shares may hereinafter be reclassified.

“Convertible Preferred Stock” means shares of the Series I 8% Cumulative Convertible Preferred Stock, par value $0.001 per share, of the Company.

“Investors” means collectively, Tawes, Talty, JSH Partners and the investors set forth on Schedule 1 attached hereto and made a part hereof or a permitted transferee of Tawes, Talty, JSH Partners or of any investor set forth on Schedule I attached hereto and made a part hereof who is a subsequent holder of any Registrable Securities.  The Investors are individually referred to herein as an “Investor”.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus which is permitted to be so incorporated by reference in accordance with the rules and regulations of the SEC.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the shares of Convertible Preferred Stock issued to the Investors (excluding Tawes, Talty and JSH Partners), (ii) the Investor Warrants; (iii) the Common Shares issuable upon any conversion of the Convertible Preferred Stock or any exercise of the Investor Warrants; (iv) the Tawes/Talty Warrants; (v) the Common Shares issuable upon exercise of the Tawes/Talty Warrants; (vi) the JSH Partners Warrant; (vii) the Common Shares issuable upon exercise of the JSH Partners Warrant; (viii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; and (ix) any securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to any of the securities referenced above; provided, that, a security shall cease to be a Registrable Security upon (A) a sale pursuant to a Registration Statement; or (B) such security becoming eligible for sale by an Investor pursuant to Rule 144(k) under the 1933 Act.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities.

“SEC” means the U.S. Securities and Exchange Commission.

“Warrants” means together, the Tawes/Talty Warrants, the JSH Partners Warrant and the Investor Warrants.

“Warrant Shares” means the Common Shares issuable upon exercise of the Warrants.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.	Registration.

(a)           Registration Statements.  The Company shall prepare and file a registration statement with respect to the resale of the Registrable Securities with the SEC within 60 days after the original issuance of the Convertible Preferred Stock and Warrants.  Such Registration Statement shall include the plan of distribution attached hereto as Exhibit A.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Registrable Securities resulting from share splits, share dividends or similar transactions with respect to the Registrable Securities.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to each Investor and its counsel prior to its filing or other submission.

(b)           Expenses.  The Company will pay all expenses associated with such registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, blue sky fees, fees and expenses of one counsel to the Investors designated by the Required Investors and the Investors’ reasonable expenses in connection with the registration and the expenses of any special audits incident to or required by any such registration, but excluding stock transfer taxes, discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)	Effectiveness.

(i)           The Company shall use reasonable best efforts to have the Registration Statement declared effective within 150 days after the original issuance of the Convertible Preferred Stock and Warrants.  The Company shall notify the Investors by facsimile or e-mail as promptly as practicable (with a copy provided to the Investors by U.S. mail), or by issuing a press release to Reuters Economic Services and Bloomberg Business News with one copy e-mailed to Investors and a second copy provided by US Mail, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and as soon as reasonably practicable shall provide the Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)           Notwithstanding anything to contrary, for not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period (provided, however, that no such delay, suspension or withdrawal shall be permitted for consecutive twenty-day periods arising out of the same set of facts, circumstances or transactions), the Company may delay, suspend the use of, or withdraw any Registration Statement or qualification of Registrable Securities if the Company in good faith determines that any such Registration Statement, or the use thereof, would materially and adversely affect any material corporate event or would otherwise require disclosure of nonpublic information which the Company determines, in its reasonable judgment, is not in the best interests of the Company at such time (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of the Investors, shall the Company disclose to the Investors any of the facts or circumstances regarding) the event giving rise to an Allowed Delay; provided, however, that the Company shall not be required to disclose material nonpublic information to the Investors; (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay; and (c) use reasonable best efforts to terminate an Allowed Delay as promptly as practicable.  Without the express written consent of the Investors, if required to permit the continued sale of Registrable Securities by the Investors, a post-effective amendment or supplement to the Registration Statement or the Prospectus constituting a part thereof must be filed no later than the 21st day following commencement of an Allowed Delay.

(d)           In the event that the Registration Statement should not be filed with the SEC within 60 days after the original issuance of the Convertible Preferred Stock and Warrants or be declared effective under the Securities Act within 150 days after the original issuance of the Convertible Preferred Stock and Warrants, the Company shall pay to each Investor, as liquidated damages and not as a penalty, an aggregate amount in cash equal to (i) in the case of each Investor other than Tawes, Talty and JSH Partners, 0.5% of the purchase price paid by such Investor for the Convertible Preferred Stock and Investor Warrants for each month (or partial month) during which the Registration Statement has not been filed or declared effective as required by this Agreement, and (ii) in the case of Tawes, Talty and JSH Partners, 0.5% of the original principal amount of the 10% Notes or the 12% 2007 Bridge Note, as applicable, for each such month; provided that the aggregate payments shall not exceed 5.0% of the aggregate purchase price paid by (x) such Investor for such Convertible Preferred Stock and Investor Warrants, (y) Tawes and Talty for the 10% Notes and (z) JSH Partners for the 12% 2007 Bridge Note (the “Liquidated Damages”).  The payment of Liquidated Damages shall be made within 30 days following the monthly period during which such Liquidated Damages were incurred.  For clarification, the Liquidated Damages shall be in addition to any other rights and remedies that the Investor may have available under this letter agreement, law or equity.

(e)           In the event the Company is required by the SEC to reduce the number of Registrable Securities being registered for resale on the Registration Statement filed with the SEC pursuant to Section 2(a) hereof, the Registrable Securities sought to be registered by each Investor shall be so reduced on a pro rata basis in accordance with the total number of Registrable Securities sought to be registered by the Investors.  The Company shall notify the Investors in the event of any such reduction.  In the event of such reduction, the payment of Liquidated Damages by the Company to Investors described in Section 2(d) shall not be applicable to the extent the Company is in breach of the time periods set forth in Section 2(d) with respect to Registrable Securities excluded from the Registration Statement as a result of the reduction described in this Section 2(e) (the “Excluded Registrable Securities”).  The Company shall prepare and file a registration statement (the “Excluded Registration Statement”) with respect to the resale of the Excluded Registrable Securities with the SEC as promptly as practicable following the effectiveness of the Registration Statement, and the provisions of this Agreement shall be applicable to such Excluded Registration Statement mutatis mutandis on the same basis as the Registration Statement, including without limitation the provisions of Section 2(d).

3.           Company Obligations.  The Company will use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)           use reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earliest of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) under the 1933 Act (the “Effectiveness Period”);

(b)           prepare and file with the SEC such amendments, prospectus supplements or post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)           provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than ten (10) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects based upon such counsel’s belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission;

(d)           furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investors that are covered by the related Registration Statement;

(e)           use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)           use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g)           promptly notify the Investors upon the occurrence of any of the following events in respect of the Registration Statement or the Prospectus forming a part thereof: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the Effectiveness Period, the response to which would require any amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the effectiveness of the Registration Statement within twenty four (24) hours of such Registration Statement being declared effective;

(h)           immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event or the passage of time as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus or the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)           otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(j)           with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Common Shares to the public without registration, the Company covenants and agrees to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, and (B) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

(k)           if requested by the Required Investors, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(l)           cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Investors may request within the applicable time periods prescribed for the issuance of shares upon conversion of the Convertible Preferred Stock or exercise of Warrants; and

(m)           prior to any public offering of Registrable Securities, register or qualify (unless an exemption from such registration of qualification is available) the Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Investor requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

4.           Due Diligence Review; Information.  The Company shall make available, during normal business hours, upon reasonable request, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all filings with the SEC, and all other documents respecting the Company, its assets, its properties or its business (including without limitation minute books, corporate records, financial statements, contracts, permits, licenses, approvals, technical or engineering reports, and any title opinions or valuations which the Company has obtained) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them) to the extent not publicly available on EDGAR or the Company’s website, prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

Notwithstanding any of the foregoing, nothing herein shall obligate the Company to provide to the Investor, or any advisors or representatives or underwriters, any material nonpublic information.  The Company shall not disclose material nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and the Investors wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5.	Obligations of the Investors.

(a)           Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least fifteen (15) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from the Investor if the Investor elects to have any of the Registrable Securities included in the Registration Statement.  The Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement.  The Company shall not be required to include the Registrable Securities of an Investor in a Registration Statement and shall not be required to pay any damages to any person who fails to furnish to the Company such information at least two (2) Business Days prior to such filing date.

(b)           The Investors, by their acceptance of the Registrable Securities, agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless any such Investor (i) has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement; or (ii) has not provided a timely response to the request by the Company for information from such Investor set forth in Section 5(a) hereof.

(c)           Each Investor agrees that, upon receipt of any notice (which may be oral as long as written notice is provided by the next day) from the Company of the commencement of an Allowed Delay pursuant to Section 2(c)(ii), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until otherwise notified in writing by the Company or until the Investor’s receipt of the copies of the supplemented or amended Prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company and the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(d)           The Investors acknowledge and agree that, to the extent described in Schedule 5(d) hereto, other security holders of the Company have the right to include such securities, in addition to the Registrable Securities, in any Registration Statement filed or maintained by the Company pursuant to this Agreement or the Transaction Documents.

(e)           Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

6.	Indemnification.

(a)           Indemnification by the Company.  The Company will indemnify and hold harmless each Investor, and each of its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages, liabilities and expense (including reasonable attorney fees), joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any application or other document or communication (in this paragraph (a), referred to collectively as an “application”) executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or “blue sky” laws thereof or filed with any securities exchange; (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Investor’s behalf; or (vi) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor in writing specifically for use in such Registration Statement or Prospectus, or to the extent that such information relates to the Investor or the Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by the Investor for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Investors have approved Exhibit A hereto for this purpose), or in the case of an occurrence of an Allowed Delay or of an event of the type specified in Section 3(g), the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of such amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.

(b)           Indemnification by the Investor.  Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information furnished in writing by the Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or to the extent that such information relates to such Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by the Investor for use in the Registration Statement (it being understood that the Investor has approved Exhibit A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or in the case of an occurrence of an Allowed Delay or an event of the type specified in Section 3(g), the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.  In no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of any damages the Investor has otherwise been required to pay by reason of such untrue statement or omission by the Company) received by the Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses; or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person; or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); or (d) the indemnified party shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the indemnifying party; and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  The Company agrees promptly to notify the Investors of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

(d)           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Investor, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission.  The parties agree that it would be unjust and inequitable if the respective obligations of the Company and the Investor for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this paragraph (d).  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.  Anything in this paragraph 6(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent.  This paragraph 6(d) is not intended to supersede any right to contribution under the 1933 Act, the 1934 Act, or otherwise.

7.	Miscellaneous.

(a)           Amendments and Waivers.  This Agreement may be amended only by an instrument in writing signed by the Company and the Required Investors, provided that no amendment to this Agreement that is adverse to any Investor shall be made without such Investor’s written consent.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written waiver or consent to such amendment, action or omission to act, of the Required Investors, provided that no such action or omission that is adverse to any Investor shall occur without such Investor’s written consent.

(b)           Notices.   All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile in the case of notice to the Company only, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service.  Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

To the Company:

Baywood International, Inc.
14950 North 83rd Place
Suite 1
Scottsdale, Arizona 85260
Attn: Chief Executive Officer
Facsimile: (480) 483-2168

With a copy to:

Meltzer, Lippe, Goldstein & Breitstone, LLP
190 Willis Avenue
Mineola, New York 11501
Attention: David I. Schaffer, Esq.
Facsimile: 747-0653

To the Investor:  As set forth on Schedule 1 to this Agreement.

With a copy to:

Northeast Securities, Inc.
100 Wall Street, 8th Floor
New York, New York 10005
Attention: David Tsiang, Senior Vice President
Facsimile:  (212) 269-0126

To Tawes:

O. Lee Tawes, III
c/o Northeast Securities, Inc.
100 Wall Street, 8th Floor
New York, New York 10005
Attention: David Tsiang, Senior Vice President
Facsimile:  (212) 269-0126

With a copy to:

Hand Baldachin & Amburgey LLP
1775 Broadway, Suite 2300
New York, New York 10019
Attention: David C. Amburgey, Esq.
Facsimile: (212) 259-3910

To Talty:

John Talty
c/o Seix Advisors
10 Mountainview Road
Upper Saddle River, NJ 07458
Attention: John Talty
Facsimile: (201) 391-0300

To JSH Partners:

JSH Partners
c/o Northeast Securities, Inc.
100 Wall Street, 8th Floor
New York, New York 10019
Attention:  Jack Harris, Managing Director
Facsimile: (212) 607-5484

(c)           Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their successors and assigns.  An Investor may transfer or assign, in whole or from time to time in part, to one or more persons, which shall be an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended under the 1933 Act, and which shall agree in writing to be bound by the terms and conditions of this Agreement, an executed counterpart of which shall be furnished to the Company, its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that the Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)           Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to the Investors.

(e)           Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)           Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in each case located in the City of New York, Borough of Manhattan, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Company Signature Page]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

BAYWOOD INTERNATIONAL, INC.
14950 North 83rd Place
Scottsdale, Arizona 85260

By:	/s/ Neil Reithinger
Name: Neil Reithinger
Title: President & CEO

[Investor Signature Page]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers or attorney-in-fact to execute this Agreement as of the date first above written.

Name of Investor:

By:	NORTHEAST SECURITIES, INC.
Attorney-in-Fact

By:	David Tsiang
Name: David Tsiang
Title: Senior Vice President

[Tawes Signature Page]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers or attorney-in-fact to execute this Agreement as of the date first above written.

/s/ O. Lee Tawes, III
O. Lee Tawes, III

[Talty Signature Page]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers or attorney-in-fact to execute this Agreement as of the date first above written.

/s/ John Talty
John Talty

[JSH Partners Signature Page]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers or attorney-in-fact to execute this Agreement as of the date first above written.

JSH PARTNERS

By:	/s/ Jack Harris
Name: Jack Harris
Title: Managing Director

Schedule 1
Investors

Investor Name	Investor Contact Details

Schedule 5(d)

Other Securities to be Registered

Exhibit A
Plan of Distribution

The selling shareholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling common shares or interests in common shares received after the date of this prospectus from a selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their common shares or interests in common shares on any stock exchange, market or trading facility on which the common shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of common shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the common shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date of this prospectus;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling shareholders to sell a specified number of such common shares at a stipulated price per common share;

- a combination of any such methods of sale; and

- any other method permitted pursuant to applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the common shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 (the “1933 Act”) amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus.  The selling shareholders also may transfer the common shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common shares or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common shares in the course of hedging the positions they assume.  The selling shareholders may also sell our common shares short and deliver these securities to close out their short positions, or loan or pledge the common shares to broker-dealers that in turn may sell these securities.  The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the common shares offered by them will be the purchase price of the common shares less discounts or commissions, if any.  Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common shares to be made directly or through agents.  We will not receive any of the proceeds from this offering.

The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the common shares or interests therein may be "underwriters" within the meaning of Section 2(11) of the 1933 Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the 1933 Act.  Selling shareholders who are "underwriters" within the meaning of Section 2(11) of the 1933 Act will be subject to the prospectus delivery requirements of the 1933 Act.

To the extent required, our common shares to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common shares may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling shareholders and their affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the 1933 Act.  The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the 1933 Act.

We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the 1933 Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling shareholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, (2) the date on which the shares may be sold pursuant to Rule 144 under the 1933 Act, and (3) the date on which the shares (other than shares held by our Affiliates) may be sold pursuant to Rule 144(k) of the 1933 Act.